UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2020
BIONTECH US INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38551	46-3915846
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
40 Erie St., Suite 110
Cambridge, MA 02139
(Address of principal executive offices, including zip code)
(617) 337-4701
(Registrant’s telephone number, including area code)
Neon Therapeutics, Inc.
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NTGN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

INTRODUCTORY NOTE
On May 6, 2020, BioNTech US Inc. (f/k/a Neon Therapeutics, Inc.), a Delaware corporation (the “Company” or “Neon”), completed its previously announced merger (the “Merger”) with BioNTech SE, a Societas Europaea organized and existing under the laws of Germany (“Parent”), and Endor Lights, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of January 15, 2020, by and among Parent, Merger Sub and Neon (the “Merger Agreement”). Neon was the surviving corporation of the Merger and, as a result of the Merger, has become a wholly owned subsidiary of Parent (the “Surviving Corporation”).
Item 2.01. Completion of Acquisition or Disposition of Assets
Completion of the Merger
As described above in the Introductory Note to this Current Report on Form 8-K, on May 6, 2020, Neon completed the Merger pursuant to the Merger Agreement and became a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•
each share of Neon common stock (“Shares”), issued and outstanding immediately prior to the Effective Time, was automatically cancelled and converted into the right to receive 0.063 of an American Depositary Share of Parent (“Parent ADS”), with each Parent ADS representing one ordinary share of Parent, without interest but subject to any withholding required under applicable law (the “Merger Consideration”);

•
each Neon stock option, whether or not then vested or exercisable, that was outstanding immediately prior to the Effective Time was cancelled and converted automatically into the right to receive, as soon as reasonably practicable after the Effective Time (but no later than ten business days thereafter), a cash payment in an amount equal to the product of (x) the total number of Shares subject to such stock option immediately prior to such cancellation and (y) the excess, if any, of the Merger Consideration over the exercise price per share subject to such stock option immediately prior to such cancellation;

•
each share of Neon restricted stock that was outstanding as of immediately prior to the Effective Time vested in full and was cancelled and converted automatically into the right to receive the Merger Consideration in the same manner as all other outstanding Shares; and

•
each Neon restricted stock unit (“RSU”) that was held by any then-current Neon employee and was outstanding as of immediately prior to the Effective Time vested in full and each such RSU was cancelled and converted automatically into the right to receive from the Company Trust (as defined in the Merger Agreement), as soon as reasonably practicable after the Effective Time (but no later than five business days thereafter), the Merger Consideration in respect of each Share underlying the portion of the RSU that was unsettled as of the Effective Time.

As a result of the Merger, holders of Shares immediately prior to the Effective Time will receive approximately 1,824,900 shares of Parent ADSs for their Shares, with the total consideration valued at approximately $97 million, based on the closing price of the Parent ADSs on May 5, 2020.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On May 6, 2020, Neon notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger was completed, and on the same day, trading of the Shares on Nasdaq was suspended. In addition, on May 6, 2020, Neon requested that Nasdaq file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Shares from Nasdaq. Neon intends to file a certification on Form 15 with the SEC requesting that Neon’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.
Item 3.03. Material Modifications to Rights of Security Holders
The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant
As a result of the Merger, a change in control of Neon occurred, and Neon is now a wholly owned subsidiary of Parent. The information set forth under the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In accordance with the Merger, each of Hugh O’Dowd, Robert Bazemore, Cary Pfeffer, Robert Kamen, Eric Lander, Stephen Sherwin, Robert Tepper and Meryl Zausner ceased serving as directors of Neon, and new directors will be appointed to the board of directors of the surviving corporation.
In addition, at the Effective Time, following the closing of the Merger, each named executive officer of the Company listed below ceased to hold the positions indicated beside such executive officer’s name:

•	Hugh O'Dowd President and Chief Executive Officer

•	Yasir B. Al-Wakeel Chief Financial Officer
At or following the Effective Time of the Merger, Neon expects to enter into a separation agreement and release with each of Hugh O’Dowd and Yasir B. Al-Wakeel, entitling each executive to severance benefits in accordance with their respective existing employment agreements, dated June 29, 2018 for each of Mr. O’Dowd and Mr. Al-Wakeel.
Item 5.03. Amendments to Certificate of Incorporation or Bylaws
In connection with the completion of the Merger, Neon’s amended and restated certificate of incorporation was further amended and restated to be the same as the certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time. Neon’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. In connection with the Merger, Neon expects to further amend and restate its bylaws to be the same as the bylaws of Merger Sub, as in effect immediately prior to the Effective Time.
Item 8.01. Other Events
On May 6, 2020, Parent issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated January 15, 2020, by and among Neon Therapeutics, Inc., BioNTech SE, and Endor Lights, Inc. (incorporated herein by reference to Exhibit 2.1 to Neon Therapeutics, Inc.’s Current Report on Form 8-K filed with the SEC on January 16, 2020)

3.1	Amended and Restated Certificate of Incorporation of the Company
99.1	Press Release, dated May 6, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONTECH US INC. (f/k/a/ NEON THERAPEUTICS, INC.) (Registrant)

Dated: May 6, 2020	By:	/s/ Richard Gaynor
	Name:	Richard Gaynor
	Title:	President of Research and Development

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